SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12
SunAmerica Focused Alpha Growth Fund, Inc.
SunAmerica Focused Alpha Large-Cap Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):
☑	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:

N/A

2)	Aggregate number of securities to which transaction applies:

N/A

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

4)	Proposed maximum aggregate value of transaction:

N/A

5)	Total fee paid:

N/A

☐	Fee paid with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

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2)	Form, Schedule or Registration Statement No.:

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3)	Filing Party:

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4)	Date Filed:

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SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.
SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311
March 13, 2006
Dear Shareholder:
          Enclosed is a joint proxy statement (the “Proxy Statement”) asking you to vote in favor of a proposal for the election of Class I Directors of SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Focused Alpha Large-Cap Fund, Inc. (each, a “Fund” and together the “Funds”) for three-year terms and until their respective successors are duly elected and qualify. Annual meetings are being held on April 19, 2006 (each, an “Annual Meeting”) for the shareholders of the respective Fund to consider this proposal and to transact any other business that may properly come before the Annual Meeting.
          Shareholders of each Fund are being asked to approve the same proposal with respect to the election of Class I Directors, and all of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Fund as well. Therefore, in order to save your Fund money and to promote efficiency, one Proxy Statement has been prepared for the Funds.
          This Proxy Statement contains detailed information about the proposal, and we recommend that you read it carefully. We have attached a “Questions and Answers” section that we hope will assist you in evaluating the proposal.
          We appreciate your cooperation and continued support.

Sincerely,

Vincent Marra
President
SunAmerica Focused Alpha
Growth Fund, Inc.
SunAmerica Focused Alpha
Large-Cap Fund, Inc.

Proxy cards for each Fund are enclosed along with the Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card(s) in the postage prepaid envelope provided. The Board of Directors of the each respective Fund recommends that you vote “FOR” each proposal.

QUESTIONS AND ANSWERS
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT Annual Meeting of Shareholders April 19, 2006
VOTING INFORMATION
PROPOSAL 1: ELECTION OF CLASS I DIRECTORS
CLASS I DIRECTORS
CLASS II DIRECTORS
CLASS III DIRECTORS
EXECUTIVE OFFICERS
INFORMATION CONCERNING THE FUNDS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL PROCEEDINGS
ADDITIONAL INFORMATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS
EXHIBIT INDEX
Exhibit A
Exhibit B
Exhibit C
Exhibit D
Exhibit E
Exhibit F
Exhibit G
Exhibit H

QUESTIONS AND ANSWERS
Q:                  WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A:	The purpose of this proxy solicitation is to ask you to vote on the election of Class I Directors of the respective Board of Directors (each, a “Board” and together the “Boards”) of SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Focused Alpha Large-Cap Fund, Inc. (each, a “Fund” and together the “Funds”) to serve for three-year terms, which expire at the annual meeting of shareholders to be held in 2009, and until their successors are duly elected and qualify.
Q:                  WHO IS ASKING FOR MY VOTE?

A:	Each Board of the respective Fund has requested your vote at the annual meeting of shareholders to be held on April 19, 2006 (each, an “Annual Meeting”) at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.
Q.                  WHY AM I BEING ASKED TO VOTE FOR CLASS I DIRECTORS?

A:	Each respective Fund’s Articles of Incorporation provide that the Board will be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Messrs. Jeffrey S. Burum and William F. Devin were each elected as Class I Directors to serve until the 2006 Annual Meeting and until their respective successors are duly elected and qualify.

Also, each Fund is listed on the New York Stock Exchange, Inc. (“NYSE”). The NYSE requires each Fund to hold annual meeting each year for the election of directors. Each Annual Meeting will serve as that Fund’s annual meeting for 2006.
Q:                  HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSAL?

A:	The affirmative vote of the holders of a plurality of the shares of that respective Fund cast in person or by proxy and entitled to vote thereon at the Annual Meeting at which a quorum is present is necessary for the election of a director.
Q:                  HOW DO THE BOARDS RECOMMEND THAT I VOTE?

A:	Each Board of the respective Fund recommends that shareholders vote “FOR” the election of the two nominees to the Board of each Fund.
Q:                  HOW CAN I VOTE MY SHARES?

A:	Please choose one of the following options to vote your shares:

•	By mail, with the enclosed proxy card;
•	By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card;
•	Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or
•	In person at the Meeting.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.
SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
April 19, 2006

TO THE SHAREHOLDERS:
          The Annual Meeting of shareholders of SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Focused Alpha Large-Cap Fund, Inc. (each, a “Fund” and together, the “Funds”) will be held at Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey, on April 19, 2006, at the times listed below, for the following purposes:
          Matter to be voted upon by Shareholders of each respective Fund:

(1)	To elect two Directors to serve as Class I Directors for three-year terms, which expire at the annual meeting of shareholders to be held in 2009, and until their successors are duly elected and qualify, or, in the event of postponement or an adjournment of the meetings of shareholders, such later date as shareholder approval is obtained; and

(2)	To transact such other business as may properly come before the meeting(s) or any adjournment thereof.
          You are entitled to vote at the meetings, and at any postponements or adjournments thereof, of each Fund in which you owned shares at the close of business on February 20, 2006. Please execute and return promptly in the enclosed envelope the accompanying proxy card(s) for the Fund(s) you own shares. Returning your proxy promptly is important to ensure a quorum at the meeting and to save the expense of further mailings. You may revoke your proxy at any time before it is exercised by (i) the subsequent execution and submission of a revised proxy, (ii) giving a written notice of revocation to the Fund, or (iii) voting in person at the meeting(s).

Fund	Time of Meeting

SunAmerica Focused Alpha Growth Fund, Inc.	10:00
SunAmerica Focused Alpha Large-Cap Fund, Inc.	10:30
          This notice and related proxy materials are first being mailed to shareholders of the Funds on or about March 13, 2006.

By Order of Each Fund’s Board,

Gregory N. Bressler
Secretary
SunAmerica Focused Alpha
Growth Fund, Inc.
SunAmerica Focused Alpha
Large-Cap Fund, Inc.

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card(s), date and sign it, and return it in the postage paid envelope provided. If you sign, date and return the proxy card(s), but give no voting instructions, your shares will be voted “FOR” the nominees for director named in the attached proxy statement and, in the proxy holder’s discretion with respect to any other business that may properly arise at the meeting(s). In order to avoid additional expense to a Fund of further solicitation, we ask your cooperation in mailing in your proxy statement promptly.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.
SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

PROXY STATEMENT
Annual Meeting of Shareholders
April 19, 2006

          This joint proxy statement (“Proxy Statement”) is being furnished to shareholders of SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Focused Alpha Large-Cap Fund, Inc. (each a “Fund” and together the “Funds”) in connection with the solicitation by their respective Board of Directors (each, a “Board” and together the “Boards”) of proxies to be used at the annual meeting of shareholders to be held on April 19, 2006 at the times listed in Appendix A, at Harborside Financial Center, 33rd Floor, Jersey City, New Jersey 07311, or at any postponement or adjournments thereof (each, an “Annual Meeting”). This Proxy Statement will first be mailed to Shareholders on or about March 13, 2006.
          Each Fund is a closed-end investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), and is organized as a Maryland corporation. Each Fund’s shares of common stock are referred to as “Shares,” and the holders of the Shares as “Shareholders”; and directors are referred to as “Directors.” A listing of the shorthand names that are used in this Proxy Statement to refer to each Fund is set forth in Exhibit B.
          Each Annual Meeting is being held to consider and vote on the following matters, as indicated below and described more fully herein:
          Matter to be voted upon by Shareholders of each Fund:

(1)	To elect two Directors to serve as Class I Directors for three-year terms, which expire at the annual meeting of shareholders to be held in 2009, and until their successors are duly elected and qualify, or, in the event of postponement or an adjournment of the meetings of shareholders, such later date as shareholder approval is obtained; and

(2)	To transact such other business as may properly come before the meeting(s) or any adjournment thereof.
          AIG SunAmerica Asset Management Corp. (“SunAmerica”) serves as the investment adviser and administrator to each Fund.
          The principal business office and address of SunAmerica is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SunAmerica was organized as a Delaware corporation in 1982. It is an indirect, wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.
VOTING INFORMATION
          Shareholders of record of a respective Fund at the close of business on February 20, 2006 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. The number of Shares of each Fund that were issued and outstanding as of the Record Date is set forth in Exhibit C to this Proxy Statement.
          Quorum. A quorum for the transaction of business at the Annual Meeting is constituted with respect to a Fund by the presence in person or by proxy of holders of one third of the Shares of the Fund entitled to vote at the Annual Meeting. For purposes of determining the presence of a quorum at the Annual Meeting, abstentions and broker non-votes (that is, Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority) will be counted as Shares present for purposes of determining whether a quorum is present.
          Required Vote. The vote of a plurality of all of the votes cast at the Annual Meeting at which a quorum is present is necessary for the election of a director. For purposes of the election of directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Brokers who hold Shares in street name for the beneficial owners or other persons entitled to vote have discretionary authority to vote on “routine” proposals, such as the election of directors, when they have not received instructions from the beneficial owners of those Shares. Proxies from brokers indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on the proposal will be voted “FOR” the proposal.

          In the event that a quorum is not present at the Annual Meeting for a Fund, or if a quorum is present at the Annual Meeting but sufficient votes to approve a proposal for a Fund are not received, the persons named as proxy holders may propose one or more adjournments of the Annual Meeting for the affected Fund to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Annual Meeting, whether in person or by proxy. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment as to that proposal, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal.
          The individuals named as proxy holders on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. With respect to each Fund, if you give no voting instructions, your Shares will be voted “FOR” the nominees named herein for the respective Board and, in the proxy holder’s discretion with respect to any other business that may properly arise at the Annual Meeting.
          Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Fund’s Secretary (the “Secretary”) at AIG SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. To be effective, such revocation must be received by the Secretary prior to the Annual Meeting and must indicate your name and account number. In addition, although mere attendance at the Annual Meeting will not revoke a proxy, a Shareholder present at the Annual Meeting may withdraw his or her proxy by voting in person.
          Each Fund will furnish, without charge, a copy of each Fund’s annual report for the fiscal year ended December 31, 2005 to a Shareholder upon request. To request a copy, please write the Fund c/o SunAmerica at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, or call the Fund at 1-800-858-8850.
PROPOSAL 1: ELECTION OF CLASS I DIRECTORS
          Each Fund’s Articles of Incorporation provide that the Board will be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of a respective Fund or SunAmerica, are referred to in this Proxy Statement as “Interested Directors.” Directors who are not interested persons as described above are referred to in this Proxy Statement as “Independent Directors.”
          Messrs. Jeffrey S. Burum and William F. Devin were elected by the initial Shareholder as Directors of each respective Fund. Messrs. Burum and Devin were elected as Class I Directors for each Fund to serve until the 2006 Annual Meeting and until their respective successors are duly elected and qualify.
          The Board of each Fund, including the Independent Directors, upon the recommendation of each Board’s Nominating and Compensation Committee, which is composed solely of Independent Directors, has nominated Messrs. Burum and Devin to serve as Class I Directors for three-year terms to expire at the annual meeting of Shareholders to be held in 2009, and until their successors are duly elected and qualify. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.
          It is the intention of the persons named as proxy holders on the enclosed proxy card to vote “FOR” the election of Messrs. Burum and Devin to serve as Class I Directors. The Board of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board may recommend.
          The names of each Fund’s nominees for election as Class I Directors and the other Directors of the Funds, their ages and principal occupations during the past five years, are provided in the tables below. Unless otherwise noted, the address of each Director is care of SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.
CLASS I DIRECTORS
(Current Directors and Nominees for a Term expiring at the Annual Meeting to be held in
2009)

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of	Principal	Complex	Other
Name, Age &	Held with	Time	Occupations(s)	Overseen	Directorships
Address	Fund(4)	Served(1)	During Past 5 Years	by Director	Held

Independent
Directors

Jeffrey S. Burum DOB: February 27, 1963	Class I Director/Nominee	Current term expires in 2006; Director since June 2005 (FGF); Director since September 2005 (FGI)	Founder and CEO of National Housing Development Corporation (January 2000 to Present); Founder, Owner and Partner of Colonies Crossroads, Inc. (January 2000 to Present); Owner and Managing Member of Diversified Pacific Development Group, LLC (June 1990 to Present).	42	None

William F. Devin DOB: December 30, 1938	Class I Director/Nominee	Current term expires in 2006; Director since June 2005 (FGF); Director since September 2005 (FGI)	Retired	91	Member of the Board of Governors, Boston Stock Exchange (1985-Present).

CLASS II DIRECTORS
(Term expiring at the Annual Meeting to be held in 2007)

Number of
		Term of		Portfolios
	Position(s)	Office and		in Fund
	Held	Length of	Principal	Complex	Other
Name, Age &	with	Time	Occupation(s)	Overseen	Directorships
Address	Fund)	Served(1)	During Past 5 Years	by Director	Held

Independent
Directors

Dr. Judith L. Craven DOB: October 6, 1945	Class II Director	Current term expires in 2007; Director since June 2005 (FGF); Director since September 2005 (FGI)	Retired	91	Director, A.G. Belo Corporation (1992 to Present); Director, Sysco Corporation (1996 to Present); Director, Luby’s Inc. (1998 to Present); Director, University of Texas Board of Regents (May 2001 to Present).

William J. Shea DOB: February 9, 1948	Class II Director	Current term expires in 2007; Director since June 2005 (FGF); Director since September 2005 (FGI)	President and CEO, Conseco, Inc. (Financial Services) (2001 to 2004); Chairman of the Board of Centennial Technologies, Inc. (1998 to 2001); Vice Chairman, Bank Boston Corporation (1993 to 1998).	52	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (March 2005 to Present); Director, Boston Private Financial Holdings (October 2004 to Present).

CLASS III DIRECTORS
(Term expiring at the Annual Meeting to be held in 2008)

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of	Principal	Complex	Other
Name, Age &	Held with	Time	Occupation(s)	Overseen	Directorships
Address	Fund	Served(1)	During Past 5 Years	by Director	Held

Independent
Directors

Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board; Class III Director	Current term expires in 2008; Director since June 2005 (FGF); Director since September 2005 (FGI)	Attorney, solo practitioner	52	Director, North European Oil Royal Trust.

Stephen J. Gutman DOB: May 10, 1943	Class III Director	Current term expires in 2008; Director since June 2005 (FGF); Director since September 2005 (FGI)	Associate, Corcoran Group (Real Estate) (2003 to Present); President and Member of Managing Directors, Beau Brummel-SoHo LLC (licensing of menswear specialty retailing and other activities) (June 1988 to Present).	52	None

Interested Director
Peter A. Harbeck (3) DOB: January 23, 1954	Class III Director	Current term expires in 2008; Director since May 2005 (FGF); Director since September 2005 (FGI)	President, CEO and Director, SunAmerica (August 1995 to present) Director, AIG SunAmerica Capital Services, Inc. (“SACS”) (August 1993 to present); President and CEO, AIG Advisor Group, Inc. (June 2004 to present).	100	None

(1)	Directors serve until their successors are duly elected and qualify.

(2)	The “Fund Complex” consists of all registered investment companies for which SunAmerica or an affiliated person of SunAmerica serves as investment adviser. The “Fund Complex” includes the SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), Anchor Series Trust (9 portfolios), AIG Series Trust (6 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (33 portfolios), VALIC Company II (15 portfolios), SunAmerica Series Trust (32 portfolios), Seasons Series Trust (24 portfolios) SunAmerica Focused Alpha Growth Fund, Inc. (1 fund) and SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund).

(3)	Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of SunAmerica.

        The Board of each Fund recommends that Shareholders vote “FOR” the election of each Fund’s two nominees to that Fund’s Board.
EXECUTIVE OFFICERS
          Officers of each Fund are appointed by its respective Board and serve at the pleasure of the Board. None of the Funds’ Officers currently receive any compensation from the Funds. The names of the Officers of each Fund who are not Directors, their ages and principal occupations during the past five years are provided in the table below. Unless otherwise noted, the address of each Officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

	Positions (s)	Term of Office
Name, Age &	Held with	and Length of	Principal Occupation(s)
Address	Fund	Time Served	During Past 5 Years

EXECUTIVE OFFICERS

Vincent Marra DOB: May 28, 1950	President	May 2005 to Present (FGF); September 2005 to Present (FGI)	Senior Vice President and Chief Operating Officer, SunAmerica (February 2003 to Present); Chief Administrative Officer, Chief Operating Officer and Chief Financial Officer, Carret & Co. LLC (June 2002 to February 2003); President and Chief Operating Officer, Bowne Digital Solutions (1999 to May 2002).

Gregory N. Bressler DOB: November 17, 1966	Secretary	August 2005 to Present (FGF); September 2005 to Present (FGI)	Senior Vice President and General Counsel, SunAmerica (June 2005 to Present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management, L.P. (June 2004 to June 2005); Deputy General Counsel (2002 to June 2004), Credit Suisse Asset Management, LLC (June 2002 to June 2004); Counsel (January 2000 to June 2002).

Donna M. Handel DOB: June 25, 1966	Treasurer	May 2005 to Present (FGF); September 2005 to Present (FGI)	Senior Vice President, SunAmerica (December 2004 to Present); Vice President, SunAmerica (1997 to December 2004).
Ownership of Securities
          A list of any shareholders who beneficially owned 5% or more of the Shares of either Fund as of February 20, 2006 is attached as Exhibit D. To the knowledge of each Fund’s management, the Officers and the Directors, as a group, owned less than 1% of the outstanding Shares of each Fund as of February 20, 2006.

          As of December 31, 2005, the dollar range of equity securities owned beneficially by each Director in the Funds and in any registered investment companies overseen by the Director within the same family of investment companies as the Funds was as follows:

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies Overseen by
	Dollar Range of Equity	Directors in Family of
Name of Trustee	Securities in the Fund	Investment Companies[1]

INDEPENDENT DIRECTORS

Jeffrey S. Burum	FGF - None FGI - None	Over $100,000

Dr. Judith K. Craven	FGF - None FGI - None	None

William F. Devin	FGF - None FGI - None	Over $100,000

Samuel M. Eisenstat	FGF - $10,001 - $50,000 FGI - None	$10,001 - $50,000

Stephen J. Gutman	FGF - None FGI - None	None

William J. Shea	FGF - None FGI - None	None

  INTERESTED DIRECTOR

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies Overseen by
	Dollar Range of Equity	Directors in Family of
Name of Trustee	Securities in the Fund	Investment Companies[1]

Peter A. Harbeck	FGF - None FGI - None	Over $100,000

1 The “Family of Investment Companies” includes the SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), Anchor Series Trust (9 portfolios), AIG Series Trust (6 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (32 portfolios), Seasons Series Trust (24 portfolios) SunAmerica Focused Alpha Growth Fund, Inc. (1 fund) and SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund).
        As of December 31, 2005, none of the Independent Directors or their immediate family members owned any shares of any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with SunAmerica.

Committees of the Board
                  Current Committees and Members
          The Board of each Fund has established four committees, i.e., Audit, Nominating and Compensation, Ethics and Governance. Each committee is composed entirely of Independent Directors.
                  Audit Committee
          Each Fund’s Board has established an Audit Committee, which is responsible for, among other things, recommending to the full Board the engagement or discharge of the Fund’s independent auditors; directing investigations into matters within the scope of the independent auditors’ duties; reviewing with the independent auditors the audit plan and results of the audit; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; and preparing and submitting committee minutes to the full Board. The members of each Fund’s Audit Committee are Messrs. Burum, Devin, Eisenstat, Gutman and Shea (Chairman) and Dr. Craven. None of the members of the Audit Committee have any relationship to a Fund that may interfere with the exercise of their independence from management or the Fund and each of whom is independent as defined under listing standards of the New York Stock Exchange, Inc. (“NYSE”) applicable to closed-end funds. Each member of a Fund’s Audit Committee is also a member of a similar committee established by the boards of certain other investment companies for which SunAmerica serves as investment adviser or manager.
          In fulfilling its duties, each Fund’s Audit Committee has: (a) reviewed and discussed the Fund’s audited financial statements with management; (b) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 and discussed the independent registered public accounting firm’s independence with them; and (d) based upon its review of the above, recommended to the Board that the Fund’s audited financial statements be included in each Fund’s annual report to Shareholders for the fiscal year.
          While each Fund’s Audit Committee has the duties and responsibilities set forth in its Audit Committee Charter and described above, each Fund’s Audit Committee is not responsible for planning or conducting the Fund’s audit or for determining whether the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In fulfilling their responsibilities under each Fund’s Audit Committee Charter, it is recognized (i) that the members of that Fund’s Audit Committee are not full-time employees of the Fund; (ii) it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards; and (iii) each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside the Fund from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the officers and employees of the Fund, SunAmerica or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The review of a Fund’s financial statements by the Fund’s Audit Committee is not of the same quality as the audit performed by the independent auditors.
          The Board of each Fund have adopted an Audit Committee Charter. A copy of the Audit Committee Charter is attached as Exhibit E.
                  Nominating and Compensation Committee
          Each Fund’s Board has established a Nominating and Compensation Committee, which is responsible for, among other things, interviewing, evaluating and recommending candidates for board membership and reviewing the compensation of the Board and its committee members. The members of the Nominating and Compensation Committee are Messrs. Gutman and Devin.
          Each Nominating and Compensation Committee will consider nominees recommended by Shareholders. In order to recommend a nominee, a Shareholder should send a letter to the chairperson of each Fund’s Nominating and Compensation Committee, Mr. Stephen J. Gutman, care of the Secretary of the Fund at AIG SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 and indicate on the envelope “Nominating and Compensation Committee.” The Shareholder’s letter should state the nominee’s name and should include the nominees resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by Shareholders.
                  Ethics Committee
          Each Fund’s Board has established an Ethics Committee, which is responsible for, among other things, applying the Code of Ethics applicable to the Fund’s Principal Executive Officer and Principal Accounting Officer (the “Code”) to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee is also responsible for reviewing the ethical standards of all Fund service providers as they apply to the Fund; evaluating and, if necessary, investigating situations that raise or appear to raise ethical concerns; and reporting their findings and recommendations to the Board. The Ethics Committee will inform the Board of violations or waivers to the Code, as appropriate. The members of the Ethics Committee are Dr. Craven and Mr. Burum.
                  Governance Committee
          Each Fund’s Board has established a Governance Committee, which is responsible for, among other things, reviewing and making recommendations with respect to the size and composition of the Board and its committees and monitoring and evaluating the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Burum, Devin and Gutman.
                  Board and Committee Meetings
          The Board and each committee met several times during its last fiscal year as set forth on Exhibit F. Each Director attended at least 75% of the Board and committee meetings on which that Director serves held during each Fund’s last fiscal year. The Directors are not required to attend a Fund’s annual or special meetings.
Compensation of Directors and Officers
          The following table sets forth certain information regarding the compensation of each Fund’s Independent Directors for the calendar year ending December 31, 2005. Each Fund pays the fees and expenses of the Independent Directors. The Interested Directors receive no compensation from the Funds. Independent Directors receive an annual amount of $5,000 ($7,500 for the Chairman of the Fund) for serving as an Independent Director, which includes membership on any committee. Officers of the Fund receive no direct remuneration in such capacity from the Fund.

		Pension of		Aggregate
	Aggregate	Retirement Benefits	Estimated Annual	Compensation From
	Compensation from	Accrued as Part of	Benefits upon	the Fund Complex
	the Funds(1)(2)	Fund Expenses	Retirement	Paid to Directors(3)

Jeffrey S. Burum	$2,083	- -	- -	$75,250

Dr. Judith L. Craven	$2,083	- -	- -	$170,450

William F. Devin	$2,083	- -	- -	$178,500

Samuel M. Eisenstat	$3,125	- -	- -	$148,175

Stephen J. Gutman	$2,083	- -	- -	$106,483

William J. Shea	$2,083	- -	- -	$106,283

(1)	For the period August 1, 2005 to December 31, 2005

(2)	Compensation paid by SunAmerica Focused Alpha Growth Fund, Inc. SunAmerica Focused Alpha Large-Cap Fund, Inc. commenced investment operations on December 28, 2006.

(3)	Includes VALIC Company I, VALIC Company II, SunAmerica Senior Floating Rate Fund, SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Focused Series, SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., Anchor Series Trust, High Watermark Funds and SunAmerica Money Market Funds.
INFORMATION CONCERNING THE FUNDS’ INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
          Each Fund’s financial statements for its last-completed fiscal year were audited by PricewaterhouseCoopers LLP (“PWC”), independent registered public accounting firm. In addition, PWC prepares each Fund’s federal and state annual income tax returns and provides certain non-audit services. Each Fund’s Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining PWC’s independence. Each Audit Committee has selected PWC as the Fund’s independent registered public accounting firm and such selection has been ratified by each Fund’s Board. PWC’s length of service as each Fund’s independent registered public accounting firm is set forth in Exhibit G. PWC has informed each Fund that it has no material direct or indirect financial interest in the Fund.

          Representatives of PWC are not expected to be present at the Annual Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
Audit Fees
          The aggregate fees billed by PWC for professional services rendered to SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Focused Alpha Large-Cap Fund, Inc. for the audit of each Fund’s annual financial statements for the fiscal year ended December 31, 2005 were $35,625 and $29,550, respectively. No information is provided for each Fund for the fiscal year ended December 31, 2004 because the Funds were launched in 2005. Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings, including the Funds’ initial registration statements.
Audit-Related Fees
          There were no audit-related fees billed by PWC for services rendered to SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Focused Alpha Large-Cap Fund, Inc. that were reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, for the fiscal year ended December 31, 2005. No information is provided for each Fund for the fiscal year ended December 31, 2004 because the Funds were launched in 2005.
          With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ fiscal year ended December 31, 2005 on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.
Tax Fees
          The aggregate tax fees billed by PWC for services rendered to SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Focused Alpha Large-Cap Fund, Inc. for the fiscal year ended December 31, 2005 were $7,325 and $6,025, respectively. No information is provided for each Fund for the fiscal year ended December 31, 2004 because the Funds were launched in 2005. Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accounting firm’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.
          With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ fiscal year ended December 31, 2005 on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves. There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

All Other Fees
          For the Funds’ fiscal year ended December 31, 2005, there were no fees billed by PWC for other services provided to any Fund. No information is provided for each Fund for the fiscal year ended December 31, 2004 because the Funds were launched in 2005. Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Funds.
          There were no fees billed by PWC for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Funds, SunAmerica and entities that control, are controlled by or are under common control with SunAmerica that provide services to the Funds.
          With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees within this category that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ fiscal year ended December 31, 2005 on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves. There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.
          Each Fund’s Audit Committee Charter contains pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:
          The Audit Committee shall carry out the following functions:

2.	To review in advance, and consider approval of, any and all proposals by management of the Fund, the investment adviser or subadvisers of the Fund, or their affiliated persons, to employ the independent auditor to render “permissible non-audit services”(2) to the Fund and to consider whether such services are consistent with the independent auditor’s independence.(3) The Committee may dele-

2 “Permissible non-audit services” include any professional services, including tax services, provided to the Fund by the independent auditor, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services; (ix) expert services unrelated to the audit; and (x) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
      3 Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit for the year in which the services were rendered.

gate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Fund’s investment adviser, who will ensure that the appropriate disclosure is made in the Fund’s periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended, and other documents as required under the federal securities laws.

Aggregate Non-Audit Fees
          The aggregate non-audit fees billed by PWC for services rendered to the Funds for each of the last two fiscal years are set forth in Exhibit H. No Fund’s Audit Committee was required to consider whether the provision of non-audit services that were rendered to the Fund’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, was compatible with maintaining PWC’s independence.
          For the fiscal year ended December 31, 2005, PWC did not provide any non-audit services to SunAmerica and entities that control, are controlled by or are under common control with SunAmerica that provide services to the Funds.
LEGAL PROCEEDINGS
          On February 9, 2006, AIG, the parent company and an affiliated person of SunAmerica, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission (“SEC”). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG’s accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Funds.
          AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of 1940 Act. Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG’s investment management subsidiaries, to continue to serve as investment adviser of the Funds. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

          Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United State Department of Justice (“DOJ”), the Attorney General of the State of New York (“NYAG”) and the New York State Department of Insurance (“DOI”), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.
          As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG’s internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.
          Subject to receipt of permanent relief, the Adviser believes that the settlements are not likely to have a material adverse effect on its ability to perform investment advisory services relating to the Funds.
ADDITIONAL INFORMATION
          The solicitation of proxies will be made primarily by mail, but solicitations may also be made by telephone or in person by regular employees of SunAmerica who will not receive any compensation from the Funds. All costs of a Fund’s solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material and (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s Shares will be borne by such Fund.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
          Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, as applied to the Fund, require each Fund’s Officers, Directors, SunAmerica, affiliates of the SunAmerica and persons who beneficially own more than 10% of the Fund’s outstanding securities (“Reporting Persons”), to electronically file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.
          Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, and except as provided in the following sentences, each Fund believes that during the fiscal year ended December 31, 2005, the Reporting Persons complied with all applicable filing requirements. With respect to the FGF, SunAmerica (the Fund’s investment adviser), Ms. Hawthorne and Mr. Rushin (affiliates of the Fund’s investment adviser) filed a Form 3 Initial Statement of Beneficial Ownership of the Fund’s securities subsequent to the 10-day period specified in the Form. With respect to FGI, Mr. Rushin (an affiliate of the Fund’s investment adviser) filed a Form 3 Initial Statement of Beneficial Ownership of the Fund’s securities subsequent to the 10-day period specified in the Form.

SHAREHOLDER PROPOSALS
          Each Fund has an annual meeting of shareholders. Shareholders of a Fund who wish to submit proposals for the nomination of individuals for election to the Board and other business to be considered at such Fund’s next annual meeting of shareholders should send such proposals to the Secretary of the Fund at AIG SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. In order to be considered at the next annual meeting, shareholder proposals must be received by the Fund by no later than the following dates:

Fund	Date

SunAmerica Focused Alpha Growth Fund, Inc.	November 13, 2006	For the Fund’s 2007 annual Meeting

SunAmerica Focused Alpha Large-Cap Fund, Inc.	November 13, 2006	For the Fund’s 2007 annual Meeting

          Shareholder proposals that are submitted in a timely manner will not necessarily be included in a Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.
OTHER BUSINESS
          The Board of each Fund know of no business that will be presented for consideration at the Annual Meeting other than as set forth above. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their discretion.

By Order of Each Fund’s Board,

Gregory N. Bressler
Secretary
SunAmerica Focused Alpha
Growth Fund, Inc.
SunAmerica Focused Alpha
Large-Cap Fund, Inc.
March 13, 2006

EXHIBIT INDEX

Exhibit A
TIME OF SHAREHOLDER MEETINGS

Fund	Time of Meeting

SunAmerica Focused Alpha Growth Fund, Inc.	10:00

SunAmerica Focused Alpha Large-Cap Fund, Inc.	10:30

A-1

Exhibit B
LIST OF SHORTHAND NAMES OF FUNDS
AS USED IN THIS PROXY STATEMENT

Fund Name	Name as Used in This Proxy Statement

SunAmerica Focused Alpha Growth Fund, Inc.	FGF

SunAmerica Focused Alpha Large-Cap Fund, Inc.	FGI

B-1

Exhibit C
STATE OF ORGANIZATION, FISCAL YEAR END AND
SHARES OUTSTANDING AS OF RECORD DATE

		State of	Shares Outstanding
Fund Name	Fiscal Year End	Organization	as of Record Date

SunAmerica Focused Alpha Growth Fund, Inc.	12/31	Maryland	20,355,235.602

SunAmerica Focused Alpha Large-Cap Fund, Inc.	12/31	Maryland	9,655,235.602

C-1

Exhibit D
LIST OF 5% SHAREHOLDERS
          Based upon the Funds’ review of filings made pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, as of February 20, 2006, to the Funds’ knowledge no person beneficially owned more than 5% of either Fund’s shares. Set forth below is a listing of shareholders of record of more than 5% of each Fund’s shares.

Fund Name	Holder and Address	Percentage Owned of Record

SunAmerica Focused Alpha Growth Fund, Inc.	None	None

SunAmerica Focused Alpha Large-Cap Fund, Inc.	Merrill Lynch 101 Hudson Street, 8th Floor Jersey City, NJ 07301	80.24%

D-1

Exhibit E
AUDIT COMMITTEE CHARTER
Mission
          The mission of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of the SunAmerica Focused Alpha Growth Fund, Inc. (the “Fund”) is to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, and to oversee the integrity, quality and objectivity of the Fund’s financial statements and the independent audit thereof; including, but not limited to, oversight of the independent auditor’s qualifications and independence.
          The Committee will assist the Board in its oversight of the Fund’s compliance with legal and regulatory requirements. The Committee will also report to the Board, if necessary, any relationships between the auditor and the Fund, or any other relationships, which come to the Committee’s attention that may adversely affect the independence of the auditor. As part of its mission, the Committee shall be responsible for the preparation of the report of the Audit Committee as required by the U.S. Securities and Exchange Commission to be included in the Fund’s proxy statement.
          The function of the Committee is to provide oversight; it is the responsibility of the Fund and the Fund’s investment adviser to maintain appropriate systems for accounting and internal control, and it is the responsibility of the Fund’s independent auditors to plan and carry out a proper audit.
          The independent auditors are directly accountable to the Committee.
Committee Membership
          The Committee shall be composed of at least three members. Each member must have been determined not to be an “interested person” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund (an “Independent Director”). In addition, each member shall have the additional qualifications indicated below. The President and Treasurer of the Fund, although not members of the Committee, will nonetheless be expected to have a significant role in assisting the Committee to discharge its responsibilities, including ensuring adequate access to, and support from, the staff of the Fund’s investment adviser, AIG SunAmerica Asset Management Corp.
Qualifications of Committee Members

I.	Members of the Committee must be members of the Board and should be free of any relationships that would interfere with the exercise of independent judgment.

II.	Each member of the Committee must be financially literate, or become financially literate within a reasonable period of time after his or her appointment to the Committee, as such qualification is interpreted by the Fund’s Board in its business judgment. At least one member of the Committee must have accounting or related financial management expertise, as the Fund’s Board interprets such qualification in its business judgment. Any member identified as an “audit committee financial expert” pursuant to Item 401(h) of Regulation S-K may be deemed to have accounting or related financial management expertise.

III.	In conformance with Section 10A(m) of the Securities Exchange Act of 1934, unless exempted by an order of the SEC, each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board, directly or indirectly, accept any consulting, advisory, other compensatory fee from the Fund.

IV.	If at least one member of the Committee is not a “financial expert” (as that term is defined in the rules and regulations of the SEC), the Fund’s periodic reports shall disclose the reason why.

Duties and Powers
                   In accordance with its mission, the Committee shall, to the extent it deems appropriate, carry out the following functions:

I.	To annually select, retain or terminate the Fund’s independent auditors and, in connection therewith, to evaluate the qualifications and the independence of the auditors, including whether the auditors provide any consulting, auditing or tax services to the investment adviser, any subadvisers, or any entity controlling, controlled by, or under common control with any such adviser (“affiliated persons”) and to receive the auditors’ specific representations as to their independence, delineating such relationships, consistent with Independence Standards Board (“ISB”) Standard No. 1.(1) The Committee is responsible for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

II.	To review in advance, and consider approval of, any and all proposals by management of the Fund, the investment adviser or subadvisers of the Fund, or their affiliated persons, to employ the independent auditor to render “permissible non-audit services”(2) to the Fund and to consider whether such services are consistent with the independent auditor’s

1	ISB Standard No. 1 requires the auditor to annually: (1) disclose to the Committee, in writing, all relationships between the auditor and its related entities and the Fund and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Fund within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee.

2	“Permissible non-audit services” include any professional services, including tax services, provided to the Fund by the independent auditor, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment independence.(3) The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Fund’s investment adviser, who will ensure that the appropriate disclosure is made in the Fund’s periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended, and other documents as required under the federal securities laws;

III.	To select, recommend and engage new independent auditors, should it prove necessary, subject to ratification by the Board and shareholder approval, if required;

IV.	To review and oversee, in advance and in consultation with the independent auditor, the staffing of the audit of the Fund’s financial statements and obtain from the independent auditors a written representation that they have appointed a lead auditor and/or review partner who has not acted in such capacity for the Fund in each of the Fund’s previous five fiscal years;

V.	To meet with the Fund’s independent auditors and Fund management, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, and the fees proposed to be charged in connection with such services, (ii) to discuss the Fund’s annual and semi-annual audited financial statements, (iii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s), including matters required to be discussed by the Statements on Auditing Standards (“SAS”) Nos. 61 and 90, and the management’s response to such matters,(4) (iv) to consider the auditors’ comments with respect to the Fund’s financial banking services; (viii) legal services; (ix) expert services unrelated to the audit; and (x) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
3	Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit for the year in which the services were rendered.

4	SAS Nos. 61 and 90 (amending SAS Nos. 61 and 71) require independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements. SAS No. 90 clarifies that the auditor must discuss certain information relating to its judgment about the quality, not just the acceptability, of the company’s accounting principles with the audit committee and encourages a three- way discussion among the auditor, management and the audit committee.

policies, procedures and internal accounting controls and management’s responses thereto, (v) to review the form of opinion the auditors propose to render to the Board and shareholders, and (vi) to review the performance of the auditor;

VI.	To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

VII.	To consider, in consultation with the independent auditor, (i) material questions of choice with respect to appropriate accounting principles and practices to be used in the preparation of the financial statements of the Fund and the effect upon the Fund of any proposed changes in accounting principles or practices, (ii) all critical accounting policies and practices to be used; (iii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Fund, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; (iv) reasons for major year-to-year variations in financial statements; (v) reports of any significant accounting accruals, reserves, estimates made by management, and provisions for contingent liabilities; and (vi) any other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

VIII.	To review the fees charged by the auditors for audit and permissible non-audit services;

IX.	To review, in consultation with the independent auditors, the Fund’s system of internal controls, including (i) the security of tangible and intangible Fund assets and the security of computer systems and facilities; (ii) instances of employee defalcation and violations of the Code of Ethics and other Fund policies and procedures; and (iii) reports from Fund legal counsel with respect to compliance with laws and regulations, significant litigation, and possible impact on financial results;

X.	To establish rules and procedures necessary for the Committee to fulfill its responsibilities and conduct its business;

XI.	To evaluate, on an annual basis, the Fund’s policies with respect to risk assessment and risk management, including the Fund’s major financial risk exposures, and the steps undertaken by the Fund to monitor and control these exposures;

XII.	To investigate improprieties or suspected improprieties in Fund operations, as they are presented to the Committee or brought to the attention of the Committee;

XIII.	To review the Fund’s tax compliance and status, including the status of the Fund’s position relative to tax audits and significant issues disputed by tax authorities;

XIV.	To discuss, to the extent applicable, any press release containing earnings or financial information or any such information provided to the public or analysts and rating agencies;

XV.	To set hiring policies for employment by the Fund or AIG SunAmerica Asset Management Corp. of any employees or former employees of the Fund’s independent auditor to the extent believed appropriate;

XVI.	To investigate matters brought to its attention within the scope of its duties;

XVII.	To develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by the Fund from any source regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund or its service providers of concerns regarding questionable accounting or auditing matters related to the Fund;

XVIII.	To assure that all its actions are recorded in minutes of its meetings and maintained with the Fund’s records; and

XIX.	To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.
Other Powers and Responsibilities

I.	The Committee normally shall meet quarterly, prior to the meetings of the full Board, and may meet at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

II.	Annually, the Committee shall make a report indicating whether the Committee (i) reviewed and discussed the Fund’s audited financial statements with management; (ii) discussed the matters required by SAS Nos. 61 and 90, as modified or supplemented; and (iii) received from the auditors the letter and written disclosure required by ISB Standard No. 1, and discussed with the auditors their independence. The Committee’s report should also indicate whether the Committee, based on its review and its discussions with management and the auditors, recommends to the Board that the audited financial statements be included in the Fund’s annual report for the last fiscal year.

III.	The Fund’s officers shall provide, or arrange to provide, such information, data and service as the Committee may request. The Committee shall conduct interviews or discussions as it deems appropriate with personnel of the Fund, and/or others whose views would be considered helpful to the Committee. The Committee may ask management and representatives of the service providers to attend meetings as necessary.

IV.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Fund.

V.	On an annual basis, the Committee shall conduct a self-evaluation to review fulfillment of its mission and responsibilities, and to consider any existing deficiencies or possible improvements in the Committee’s operations.
          The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

Exhibit F
SCHEDULE OF BOARD AND COMMITTEE MEETINGS

Fund	Number of Meetings
Over the Fund’s
Fiscal Year*
SunAmerica Focused Alpha Growth Fund, Inc.

Board	5

Audit	4

Nominating and Compensation	0

Ethics	1

Governance	0

SunAmerica Focused Alpha Large-Cap Fund, Inc.

Board	2

Audit	2

Nominating and Compensation	0

Ethics	1

Governance	0

*	The fiscal year end for each Fund is listed in Exhibit B.

F-1

Exhibit G
LENGTH OF SERVICE OF PWC

Fund	Length of Service
SunAmerica Focused Alpha Growth Fund, Inc.	Since Inception (July 2005)

SunAmerica Focused Alpha Large-Cap Fund, Inc.	Since Inception (December 2005)

G-1

Exhibit H
AGGREGATE NON-AUDIT FEES PAID TO FUND AUDITORS

Aggregate Non-Audit Fees
Paid For Most Recent
Fiscal Year*+

		On Behalf of the Fund’s Investment
		Adviser and any entity controlling,
		controlled by, or under common control
	On Behalf of	with the Investment Adviser that provides
Fund	the Fund	ongoing services to the Fund

SunAmerica Focused Alpha Growth Fund, Inc.	$7,325	$0

SunAmerica Focused Alpha Large-Cap Fund, Inc.	$6,025	$0

*	The fiscal year end for each Fund is listed in Exhibit B.
+	No information is provided for the second most recent fiscal year end because the Funds were launched in 2005.

H-1

FGI: 002CS-10394
FGF: 002CS-10393

SunAmerica Focused Alpha
Large-Cap Fund, Inc.

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
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ADD 3
ADD 4
ADD 5
ADD 6

000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext

C 1234567890       J N T

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors
1.	This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board’s nominees for the Directors named below.

The Board of Directors of the Fund unanimously recommends a vote FOR the nominees named below.

	For	Withhold
01 — Jeffrey S. Burum	☐	☐
02 — William F. Devin	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented at the Meeting or any adjournments, postponements, continuations or reschedulings thereof.

B	Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. This proxy will not be voted unless dated and signed exactly as instructed.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

1 U P X	0 0 8 0 8 5

Proxy — SunAmerica Focused Alpha Large-Cap Fund, Inc.

Annual Meeting of Shareholders — April 19, 2006
This Proxy is Solicited on Behalf of the Board of Directors.
I hereby appoint Richard Barton and Corey Issing, each with the power of substitution, as proxies for the undersigned to vote the shares of SunAmerica Focused Alpha Large-Cap Fund, Inc. (the “Fund”) as to which I am entitled to vote, as shown on the reverse side, at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on April 19, 2006, at 10:30 a.m. Eastern time, at the offices of the Fund, Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey, and any adjournments thereof.
YOUR VOTE IS IMPORTANT.
Please date and sign this proxy on the reverse side and return it promptly in the enclosed envelope.
(Continued and to be voted on reverse side.)

SunAmerica Focused Alpha
Growth Fund, Inc.

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext

C 1234567890       J N T

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors
1.	This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board’s nominees for the Directors named below.

The Board of Directors of the Fund unanimously recommends a vote FOR the nominees named below.

	For	Withhold
01 — Jeffrey S. Burum	☐	☐
02 — William F. Devin	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented at the Meeting or any adjournments, postponements, continuations or reschedulings thereof.

B	Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. This proxy will not be voted unless dated and signed exactly as instructed.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

1 U P X	0 0 8 0 3 3

Proxy — SunAmerica Focused Alpha Growth Fund, Inc.

Annual Meeting of Shareholders — April 19, 2006
This Proxy is Solicited on Behalf of the Board of Directors.
I hereby appoint Richard Barton and Corey Issing, each with the power of substitution, as proxies for the undersigned to vote the shares of SunAmerica Focused Alpha Growth Fund, Inc. (the “Fund”) as to which I am entitled to vote, as shown on the reverse side, at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on April 19, 2006, at 10:00 a.m. Eastern time, at the offices of the Fund, Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey, and any adjournments thereof.
YOUR VOTE IS IMPORTANT.
Please date and sign this proxy on the reverse side and return it promptly in the enclosed envelope.
(Continued and to be voted on reverse side.)